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                         PATRIOT SCIENTIFIC CORPORATION





                          ===========================

                                    FORM S-8
                             Registration Statement

                          ===========================





                                EXHIBIT NO. 23.1

                       _________________________________


                          Consent of BDO Seidman, LLP,
                    independent certified public accountants





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                                   CONSENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





Patriot Scientific Corporation
Poway, California



We hereby consent to the incorporation by reference in this Registration Statement of our report dated July 14, 1995 relating to the financial statements of Patriot Scientific Corporation, appearing in the Company's Annual Report on Form 10-KSB for the year ended May 31, 1995.





                                        BDO SEIDMAN, LLP
                                        --------------------------------------
                                        BDO SEIDMAN, LLP



Denver, Colorado
January 26, 1996